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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-92948) UNDER
                          THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.

                     POST-EFFECTIVE AMENDMENT NO. 14
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 16

                         VANGUARD/PRIMECAP FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  It is proposed that this amendment become effective on April 18, 1997, pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1996 on February 26, 1997.

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

                          VANGUARD/PRIMECAP FUND, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Not Applicable
  Item 3.    Condensed Financial Information....... Financial Highlights
  Item 4.    General Description of Registrant..... Investment Objective;
                                                    Investment Limitations;
                                                    Investment Policies;
                                                    General Information
  Item 5.    Management of the Fund................ Directors and Officers;
                                                    Management of the Fund;
                                                    Investment Adviser
  Item 6.    Capital Stock and Other Securities.... Opening an Account and
                                                    Purchasing Shares; Selling
                                                    Your Shares; The Share
                                                    Price of the Fund;
                                                    Dividends, Capital Gains,
                                                    and Taxes; General
                                                    Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Opening an
                                                    Account and Purchasing
                                                    Shares
  Item 8.    Redemption or Repurchase.............. Selling Your Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Policies
  Item 13.   Investment Objective and Policies..... Investment Policies;
                                                    Investment Limitations
  Item 14.   Management of the Fund................ Management of the Fund;
                                                    Investment Advisory
                                                    Services
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund
  Item 16.   Investment Advisory and Other          Management of the Fund;
             Services.............................. Investment Advisory
                                                    Services
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... Financial Statements
  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares
  Item 20.   Tax Status............................ Appendix
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Yield Quotations of
             Money Market Fund..................... Not Applicable
  Item 23.   Financial Statements.................. Financial Statements

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[LOGO OF VANGUARD PRIMECAP FUND APPEARS HERE]

                                                  A Member of The Vanguard Group
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PROSPECTUS--APRIL 18, 1997
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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447
(SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739
(CREW)
-------------------------------------------------------------------------------
INVESTMENT         Vanguard/PRIMECAP Fund, Inc. (the "Fund") is an open-end
OBJECTIVE AND      diversified investment company that seeks to provide long-
POLICIES           term growth of capital by investing principally in common
                   stocks. Dividend income is incidental to this objective.
                   The Fund selects stocks primarily on the basis of above-
                   average earnings growth potential and quality of manage-
                   ment. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured
                   nor guaranteed by any agency of the U.S. Government, in-
                   cluding the FDIC.
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OPENING AN         To open a regular (non-retirement) account, please com-
ACCOUNT            plete and return the Account Registration Form. If you
                   need assistance in completing this Form, please call the
                   Investor Information Department. To open an Individual Re-
                   tirement Account (IRA), please use a Vanguard IRA Adoption
                   Agreement. To obtain a copy of this form, call 1-800-662-
                   7447, Monday through Friday, from 8:00 a.m. to 8:00 p.m.
                   (Eastern time). The minimum initial investment is $3,000
                   ($1,000 for Individual Retirement Accounts and Uniform
                   Gifts/Transfers to Minors Act accounts). The Fund is of-
                   fered on a no-load basis (i.e., there are no sales commis-
                   sions or 12b-1 fees). However, the Fund incurs expenses
                   for investment advisory, management, administrative, and
                   distribution services.
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ABOUT THIS         This Prospectus is designed to set forth concisely the
PROSPECTUS         information you should know about the Fund before you
                   invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 18, 1997 and has been incorporated by reference into this Prospectus. It may be obtained, without charge, by writing to the Fund or by calling the Investor Information Department.
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TABLE OF
CONTENTS

                         Page
Fund Expenses..........    2
Financial Highlights...    2
Yield and Total Return.    3
      FUND INFORMATION
Investment Objective...    4
Investment Policies....    4
Investment Risks.......    5
Who Should Invest......    6
Implementation of
 Policies..............    6
Investment Limitations.    8
                        Page
Management of the
 Fund.................    8
Investment Adviser....    9
Performance Record....   10
Dividends, Capital
 Gains and Taxes......   11
The Share Price of the
 Fund.................   12
General Information...   13
     SHAREHOLDER GUIDE
Opening an Account and
 Purchasing Shares....   14
                                                                       Page
When Your Account Will Be Credited....................................  17
Selling Your Shares...................................................  17
Exchanging Your Shares................................................  20
Important Information About Telephone Transactions....................  21
Transferring Registration.............................................  22
Other Vanguard Services...............................................  22

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

FUND EXPENSES      The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are for the 1996 fiscal year.

             SHAREHOLDER TRANSACTION EXPENSES
             ---------------------------------------------------------------
             Sales Load Imposed on Purchases.........................  None
             Sales Load Imposed on Reinvested Dividends..............  None
             Redemption Fees.........................................  None
             Exchange Fees...........................................  None
             ANNUAL FUND OPERATING EXPENSES
             ---------------------------------------------------------------
             Management & Administrative Expenses....................  0.28%
             Investment Advisory Fees................................  0.28
             12b-1 Fees..............................................  None
             Other Expenses
              Distribution Costs................................ 0.02%
              Miscellaneous Expenses............................ 0.01
                                                                 ----
             Total Other Expenses....................................  0.03
                                                                       ----
               TOTAL OPERATING EXPENSES..............................  0.59%
                                                                       ====

                   The purpose of this table is to assist you in understand-ing the various costs and expenses that you would bear di-rectly or indirectly as an investor in the Fund.

                   The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                  1 YEAR           3 YEARS                 5 YEARS                 10 YEARS
                  ------           -------                 -------                 --------
                    $6               $19                     $33                     $74

                   THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES
                   MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
-------------------------------------------------------------------------------

FINANCIAL          The following financial highlights for a share outstanding
HIGHLIGHTS         throughout each period, insofar as they relate to each of
                   the five years in the period ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accoun-tants, whose report thereon was unqualified. This informa-tion should be read in conjunction with the Fund's finan-cial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the State-ment of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse
                   LLP, in the Fund's 1996 Annual Report to Shareholders. The
                   Fund's 1996 Annual Report to Shareholders may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                 YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------
                            1996    1995    1994    1993    1992    1991    1990     1989    1988    1987
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $26.23  $19.98  $18.42  $16.19  $15.36  $12.21  $12.82   $11.18  $10.06  $10.64
                          ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
INVESTMENT OPERATIONS
 Net Investment Income..     .19     .22     .12     .07     .12     .15     .12      .17     .09     .11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    4.59    6.84    1.97    2.82    1.24    3.83    (.48)    2.24    1.37    (.36)
                          ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    4.78    7.06    2.09    2.89    1.36    3.98    (.36)    2.41    1.46    (.25)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.20)   (.22)  (.12)    (.07)   (.12)   (.15)   (.13)    (.16)   (.09)   (.10)
 Distributions from
  Realized Capital
  Gains.................    (.73)   (.59)  (.41)    (.59)   (.41)   (.68)   (.12)    (.61)   (.25)   (.23)
                          ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
  TOTAL DISTRIBUTIONS...    (.93)   (.81)  (.53)    (.66)   (.53)   (.83)   (.25)    (.77)   (.34)   (.33)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR...................  $30.08  $26.23  $19.98  $18.42  $16.19  $15.36  $12.21   $12.82  $11.18  $10.06
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN............   18.31%  35.48%  11.41%  18.03%   8.99%  33.14%  (2.79)%  21.61%  14.66%  (2.29)%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions).............  $4,204  $3,237  $1,554  $  791  $  646  $  486  $  305   $  279  $  186  $  165
Ratio of Expenses to
 Average Net Assets.....    0.59%   0.58%   0.64%   0.67%   0.68%   0.68%   0.75%    0.74%   0.83%   0.83%
Ratio of Net Investment
 Income to Average Net
 Assets.................    0.69%   0.99%   0.79%   0.44%   0.84%   1.09%   1.06%    1.35%   0.83%   0.91%
Portfolio Turnover Rate.      10%      7%      8%     16%      7%     24%     11%      15%     26%     21%
Average Commission Rate
 Paid...................  $.0637     N/A     N/A     N/A     N/A     N/A     N/A      N/A     N/A     N/A

Note: Adjusted to reflect a 4-for-1 stock split as of February 23, 1990.
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YIELD AND TOTAL    From time to time the Fund may advertise its yield and to-
RETURN tal return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one- , five- and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distribu-tions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day
                   yield" of the Fund is calculated by dividing the net in-
                   vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-
                   od. Net investment income includes interest and dividend
                   income earned on the Fund's securities; it is net of all
                   expenses and all recurring and nonrecurring charges that
                   have been applied to all shareholder accounts. The yield
                   calculation assumes that the net investment
                   income earned over 30 days is compounded monthly for six
                   months and then annualized. Methods used to calculate ad-
                   vertised yields are standardized for all stock and bond
                   mutual funds. However, these methods differ from the ac-
                   counting methods used by the Fund to maintain its books
                   and records, and so the advertised 30-day yield may not
                   fully reflect the income paid to an investor's account.
-------------------------------------------------------------------------------
INVESTMENT         The Fund is an open-end diversified investment company.
OBJECTIVE          The objective of the Fund is to provide long-term growth
                   of capital for its shareholders. Dividend income is inci-
THE FUND SEEKS     dental to this objective. There is no assurance that the
TO PROVIDE LONG-   Fund will achieve its stated objective.
TERM CAPITAL
GROWTH             The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of
                   the Fund's shareholders.
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INVESTMENT         The Fund will invest primarily in common stocks which of-
POLICIES           fer favorable prospects for capital growth but little cur-
                   rent income. The Fund is managed without regard to tax
THE FUND INVESTS   ramifications. Under normal circumstances, common stocks
IN COMMON STOCKS   will represent at least 80% of the Fund's assets.

                   The Fund primarily holds common stocks considered to offer above average corporate earnings growth potential that is not reflected in the current valuation. The Adviser makes judgments about portfolio securities in the context of a 3-5 year investment horizon. When evaluating earnings growth, the Fund considers changing industry dynamics, new markets, product cycles, management changes and other fun-damental factors. Individual securities are assessed rela-tive to the stock market averages as defined by the S&P 500 Composite Stock Index.

                   Securities in which the Fund invests will generally be listed on a national securities exchange. The Fund may also invest in unlisted securities, but such securities generally will trade in an established over-the-counter market.

                   Although the Fund seeks to invest principally in common stocks, the Fund is also authorized to invest in securi-ties convertible into common stocks (including corporate notes, bonds and preferred stocks) when, in the opinion of the Adviser, such convertible securities may be purchased at favorable prices relative to the common stock itself. The Fund may also invest in stock index futures and op-tions to a limited extent and in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                   The Fund is responsible for voting the shares of all secu-rities it holds.

                   These policies are not fundamental and so may be changed
                   by the Board of Directors without shareholder approval. However, shareholders would be notified before any mate-rial change is made in the Fund's policies.
-------------------------------------------------------------------------------

INVESTMENT RISKS   As a mutual fund investing primarily in common stocks, the
                   Fund is subject to MARKET RISK--i.e., the possibility that
INVESTORS ARE      stock prices in general will decline over short or even
EXPOSED TO THE     extended periods. The stock market tends to be cyclical,
MARKET RISK OF     with periods when stock prices generally rise and periods
COMMON STOCKS      when stock prices generally decline.

                   To illustrate the volatility of stock prices, the follow-ing table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)
                                    OVER VARIOUS TIME PERIODS

                             1 YEAR            5 YEARS           10 YEARS           20 YEARS
                             ------            -------           --------           --------
               Best          +53.9%             +23.9%            +20.1%             +16.9%
               Worst         -43.3              -12.5             - 0.9              + 3.1
               Average       +12.7              +10.4             +10.8              +10.8

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging 10.8% for all 10-year periods from 1926 to 1996. The re-turn in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. While the average return can be used as a guide for setting expectations for future stock market re-turns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite vola-tile from year to year.


GROWTH STOCKS      Growth stocks, which are the Fund's primary investments,
MAY EXHIBIT        are likely to be even more volatile in price than the
GREATER            stock market as a whole. Among the reasons for the greater
VOLATILITY         price volatility of growth stocks are the small or negli-
                   gible dividends paid by such companies. Besides exhibiting greater volatility, growth stocks may, to a degree, fluc-tuate independently of the broad stock market. As a re-sult, investors should expect that the Fund may exhibit potentially greater volatility than stocks in general and may vary in price independently of the broad stock market.

                   The chart above should not be viewed as a representation of future investment performance of the stock market or the Fund. The illustrated returns represent historical in-vestment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will re-duce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be ex-pected to mirror the returns provided by a specific index.

THE FUND IS      The investment adviser manages the Fund according to the tra-
SUBJECT TO       ditional methods of "active" investment management, which in-
MANAGER RISK     volve the buying and selling of securities based upon econom-
                 ic, financial and market analysis and investment judgement.
                 MANAGER RISK refers to the possibility that the Fund's in-
                 vestment adviser may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to
                 achieve its stated objective.
--------------------------------------------------------------------------------
WHO SHOULD       The Fund is intended for investors who have the perspective,
INVEST           patience and financial ability to assume short-term, often substantial investment risk in pursuit of long-term capital
INVESTORS        growth. The Fund is intended to be a long-term investment ve-
SEEKING LONG-    hicle and is not designed to provide investors with a means
TERM CAPITAL     of speculating on short-term market movements. Investors who
GROWTH           engage in excessive account activity generate additional
                 costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the fol-lowing policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other
                 Vanguard portfolios) that is reasonably deemed to be disrup-tive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privi-lege limitations as described in the section "Exchange Privi-lege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares. The Fund's share price is expected to be volatile. Investors may wish to reduce the po-tential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging), rather than investing in one lump sum.

                 No assurance can be given that shareholders will be protected from the risk of loss that is inherent in equity investing.
                 Investors should not consider the Fund a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------
IMPLEMENTATION   In addition to investing primarily in common stocks, the Fund
OF POLICIES      follows a number of other investment practices to achieve its objective.

THE FUND MAY     Although it normally seeks to remain fully invested in equity
INVEST IN        securities, the Fund may invest in certain short-term fixed
SHORT-TERM       income securities. Such securities may be used to invest un-
FIXED INCOME     committed cash balances, to maintain liquidity to meet share-
SECURITIES       holder redemptions, or to take a temporary defensive position against potential stock market declines. These securities in-clude: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certif-icates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE FUND MAY     The Fund may lend its investment securities to qualified in-
LEND ITS         stitutional investors for either short-term or long-term pur-
SECURITIES       poses of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO        Although it seeks to invest for the long term, the Fund re-
TURNOVER IS      tains the right to sell securities irrespective of how long
NOT EXPECTED they have been held. It is anticipated that the annual port-TO EXCEED 75% folio turnover rate of the Fund will not exceed 75%. A turn-
                 over rate of 75% would occur, for example, if three-quarters of the Fund's securities were replaced within one year.

DERIVATIVE       Derivatives are instruments whose values are linked to or de-
INVESTING        rived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY     The Fund may invest in futures contracts and options, but
INVEST IN        only to a limited extent. Specifically, the Fund may enter
DERIVATIVE       into futures contracts provided that not more than 5% of its
SECURITIES       assets are required as a futures contract deposit; in addi-
                 tion, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                 Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                 The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

FUTURES          The primary risks associated with the use of futures con-
CONTRACTS AND    tracts and options are: (i) imperfect correlation between the
OPTIONS POSE     change in market value of the stocks held by the Fund and the
CERTAIN RISKS    prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctu-ations are expected to resemble those of the Fund's under-lying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                 The risk of loss in trading futures contracts in some strate-gies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or other liq-uid portfolio securities in the amount of the underlying ob-ligation.

--------------------------------------------------------------------------------
INVESTMENT       The Fund has adopted certain limitations in an attempt to re-
LIMITATIONS      duce its exposure to specific situations. Some of these limi-
                 tations are that the Fund will not:

THE FUND HAS     (a) invest more than 25% of its assets in any one industry;
ADOPTED
CERTAIN          (b) with respect to 75% of the value of its total assets,
FUNDAMENTAL          purchase the securities of any issuer (except obligations
LIMITATIONS          of the United States Government and its
                     instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                 (c) borrow money, except that the Fund may borrow from banks
                     (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments; and

                 (d) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                 These investment limitations are considered at the time in-vestment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF    The Fund is a member of The Vanguard Group of Investment Com-
THE FUND         panies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets
VANGUARD         in excess of $250 billion. Through their jointly-owned sub-
ADMINISTERS      sidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and
AND              the other funds in the Group obtain at cost virtually all of
DISTRIBUTES      their corporate management, administrative, shareholder ac-
THE FUND         counting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain
                 Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the aver-age expense ratio (annual costs including advisory fees di-vided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical
                 Services).

                 The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Direc-tors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a state-ment of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                 Vanguard employs a supporting staff of management and admin-istrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary of-fice space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                 Vanguard also provides distribution and marketing services to the Vanguard funds. However, each fund bears its share of the Group's distribution costs. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).
--------------------------------------------------------------------------------

INVESTMENT       The Fund employs PRIMECAP Management Company (the "Adviser"),
ADVISER          225 South Lake Avenue, Pasadena, CA 91101, under an invest-
                 ment advisory agreement dated May 1, 1993, to manage the in-
PRIMECAP         vestment and reinvestment of the assets of the Fund and to
MANAGES THE      review, supervise and administer continuously the Fund's in-
FUND'S           vestment program. The Adviser discharges its responsibilities
INVESTMENTS      subject to the control of the Officers and Directors of the
                 Fund.

                 The Adviser is a professional investment advisory firm which provides services to employee benefit plans, endowment funds, foundations and other institutions, as well as the Fund. As of December 31, 1996, the Adviser held discretionary manage-ment authority with respect to over $6.9 billion of assets. Howard B. Schow, Chairman of the Adviser, and Theo A. Kolokotrones, President, serve as portfolio managers of the Fund. Mr. Schow has held this position since the Fund's in-ception in 1984, while Mr. Kolokotrones has been a portfolio manager of the Fund since 1985. They are assisted by Joel P. Fried, Senior Vice President, and other members of the staff.

                 The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                    NET ASSETS                                           RATE
                    -----------------                                    -----
                    First $25 million                                    .750%
                    Next $225 million                                    .500%
                    Next $250 million                                    .375%
                    Over $500 million                                    .250%

                 For the year ended December 31, 1996, the investment advisory fee paid by the Fund represented an effective annual rate of .28% of 1% of average net assets.

                 The investment advisory agreement authorizes the Adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the Adviser to use its best efforts to obtain the best available price and the most favorable execution with respect to all transac-tions. The full range and quality of brokerage services available are considered in making these determinations.

                 The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the Adviser be-lieves this to be in the best interest of the Fund. If more than one broker can obtain the best available price and fa-vorable execution of a transaction, then the Adviser is au-thorized to choose a broker who, in addition to executing the transaction, will provide research services to the Adviser or the Fund. However, the Adviser will not pay higher commis-sions specifically for the purpose of obtaining research services. The Fund may direct the Adviser to use a particular broker in exchange for commission rebates or research serv-ices provided to the Fund.

                 The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new in-
                 vestment adviser pursuant to the terms of a new advisory
                 agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an ad-
                 visory agreement; and (c) the continued employment of an ex-
                 isting adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the
                 Fund which shall include substantially the information con-
                 cerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------
PERFORMANCE      The table on page 11 provides investment results for the Fund
RECORD           for several periods throughout the Fund's lifetime. The re-
                 sults shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and in-come dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Stan-dard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price
                 Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                 The results shown should not be considered a representation of the total return from an investment made in the Fund to-day. The period shown was a generally favorable one for com-mon stock investments. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                        AVERAGE ANNUAL RETURN FOR VANGUARD/PRIMECAP FUND

             FISCAL PERIODS      VANGUARD/PRIMECAP       S&P 500        CONSUMER
             ENDED 12/31/96            FUND               INDEX        PRICE INDEX
             --------------      -----------------       -------       -----------
             1 Year                    +18.3%            +23.0%           +3.3%
             5 Years                   +18.1             +15.2            +2.8
             10 Years                  +15.0             +15.3            +3.7
             Lifetime*                 +17.5             +16.7            +3.4

                   *November 1, 1984 to December 31, 1996.
-------------------------------------------------------------------------------
DIVIDENDS,         The Fund expects to pay annual dividends from ordinary in-
CAPITAL GAINS      come. Capital gains distributions, if any, will also be
AND TAXES          made annually. The Fund is managed without regard to tax
                   ramifications.

THE FUND WILL      In addition, in order to satisfy certain distribution re-
PAY DIVIDENDS      quirements of the Tax Reform Act of 1986, the Fund may de-
AND ANY CAPITAL    clare special year-end dividend and capital gains distri-
GAINS ANNUALLY     butions during December. Such distributions, if received
                   by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December
                   31 of the prior year.

                   Dividend and capital gains distributions may be automati-cally reinvested or received in cash. See "Choosing a Dis-tribution Option" for a description of these distribution methods.

                   The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to share-holders as ordinary income. For corporate investors, divi-dends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income re-ceived by the Fund from domestic (U.S.) sources.

                   Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in addi-tional shares, are taxable as long-term capital gains, re-gardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio se-curities during the year. The Fund does not seek to real-ize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio man-agement activities. Consequently, capital gains distribu-tions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                   Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be re-turned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiv-ing them in cash.

                   The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN     A sale of shares of the Fund is a taxable event and may
OR LOSS MAY BE     result in a capital gain or loss. A capital gain or loss
REALIZED UPON      may be realized from an ordinary redemption of shares or
EXCHANGE OR        an exchange of shares between two mutual funds (or two
REDEMPTION         portfolios of a mutual fund).

                   Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer iden-tification regulations. You may avoid this withholding re-quirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                   The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                   The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of
                   an investment in the Fund.
-------------------------------------------------------------------------------

THE SHARE PRICE    The Fund's share price or "net asset value" per share is
OF THE FUND        calculated by dividing the total assets of the Fund, less
                   all liabilities, by the total number of shares outstand-ing. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

                   Market values for securities listed on an exchange are based upon the last quoted sales price for such securi-ties. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities are valued at the latest quoted bid price. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing serv-ice when such prices are believed to reflect the fair mar-ket value of such securities. Short-term instruments (with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market. Securities for which market quotations are not readily available or which are re-stricted as to sale (or resale) and other assets are val-ued by such methods as the Board of Directors deems in good faith to reflect fair value.

                   The Fund's share price can be found daily in the mutual
                   fund section of most major newspapers under the heading of Vanguard.
-------------------------------------------------------------------------------

GENERAL            The Fund is a Maryland corporation. The Fund's Articles of
INFORMATION        Incorporation permit the Directors to issue 400,000,000
                   shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more clas-ses ("Portfolios") of shares of common stock and to clas-sify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

                   The shares of the Fund are fully paid and nonassessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., holds daily cash balances that are used by the Fund to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing
                   Agent. Price Waterhouse LLP serves as independent accoun-tants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN         You may open a regular (non-retirement) account, either by
ACCOUNT AND        mail or wire. Simply complete and return an Account Regis-
PURCHASING         tration Form and any required legal documentation, indi-
SHARES             cating the amount you wish to invest. Your purchase must
                   be equal to or greater than the $3,000 minimum initial in-vestment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual
                   Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your pur-chase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover con-tributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified re-tirement plan. If you need assistance with the forms or have any questions about this Fund, please call our In-vestor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of at-torney), please call us to determine which additional forms you may need.

                   The Fund's shares generally are purchased at the next-de-termined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE           1) Because of the risks associated with common stock in-
RESTRICTIONS          vestments, the Fund is intended to be a long-term in-
                      vestment vehicle and is not designed to provide invest-ors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                   2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL         Subsequent investments to regular accounts may be made by
INVESTMENTS        mail ($100 minimum), wire ($1,000 minimum), exchange from
                   another Vanguard Fund account ($100 minimum), or Vanguard
                   Fund Express. Subsequent investments to Individual Retire-
                   ment Accounts may be made by mail ($100 minimum) or ex-
                   change from another Vanguard Fund account. In some in-
                   stances, contributions to IRAs may be made by wire or Van-
                   guard Fund Express. Please call us for more information on these options.
                   -----------------------------------------------------------

                                                      ADDITIONAL INVESTMENTS
                         NEW ACCOUNT                   TO EXISTING ACCOUNTS

PURCHASING BY      Please indicate the              Additional investments
MAIL Complete      amount of your initial           should include the Invest-
and sign the       investment on the reg-           by-Mail remittance form
enclose Account    istration form, make             attached to your Fund con-
Registration       your check payable to            firmation statements.
Form               The Vanguard Group--59,          Please make your check
                   and mail to:                     payable to The Vanguard
                   VANGUARD FINANCIAL               Group--59, write your ac-
                   CENTER                           count number on your check
                   P.O. BOX 2600                    and, using the return en-
                   VALLEY FORGE, PA 19482-          velope provided, mail to
                   2600                             the address indicated on
                                                    the Invest-by-Mail Form.


For express or     VANGUARD FINANCIAL               All written requests
registered mail,   CENTER                           should be mailed to one of
send to:           455 DEVON PARK DRIVE             the addresses indicated
                   WAYNE, PA 19087-1815             for new accounts. Do not
                                                    send registered or express
                                                    mail to the post office
                                                    box address.
                   ------------------------------------------------------------
PURCHASING BY                  CORESTATES BANK, N.A.
WIRE Money                     ABA 031000011
should be wired                CORESTATES NO 0101 9897
to:                            ATTN VANGUARD
                               VANGUARD/PRIMECAP FUND
BEFORE WIRING                  ACCOUNT NUMBER
Please contact                 ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)

                   To assure proper receipt, please be sure your bank includes the Fund name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. NOTE: Federal
                   Funds wire purchase orders will be accepted only when the
                   Fund and Custodian Bank are open for business.
                   ------------------------------------------------------------
PURCHASING BY      You may open a new account or purchase additional shares by
EXCHANGE (from a   making an exchange from an existing Vanguard account. How-
Vanguard           ever, the Fund reserves the right to refuse any exchange
account)           purchase request. Call our Client Services Department (1-
                   800-662-2739) for assistance. The new account will have the same registration as the existing account.
                   ------------------------------------------------------------

PURCHASING BY      The Fund Express Special Purchase option lets you move
FUND EXPRESS       money from your bank account to your Vanguard account on an
                   "as needed" basis. Or if you choose the Automatic Invest-
Special Purchase   ment option, money will be moved automatically from your
and Automatic      bank account to your Vanguard account on the schedule
Investment         (monthly, bimonthly [every other month], quarterly,
                   semiannually or annually) you select. To establish these Fund Express options, please call 1-800-662-7447 for a Fund

                   Express application. We will send you a confirmation of your Fund Express enrollment after you complete and return this form; please wait two weeks before using the service.

-------------------------------------------------------------------------------
CHOOSING A         You must select one of three distribution options:
DISTRIBUTION
OPTION             1. AUTOMATIC REINVESTMENT OPTION--Both dividends and capi-
                      tal gains distributions will be reinvested in addi-tional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                   2. CASH DIVIDEND OPTION--Your dividends will be paid in
                      cash and your capital gains will be reinvested in addi-tional Fund shares.

                   3. ALL CASH OPTION--Both dividend and capital gains dis-
                      tributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).

                   In addition, an option to invest your cash dividends
                   and/or capital gains distributions in another Vanguard
                   Fund account is available. Please call our Client Services
                   Department (1-800-662-2739) for information. You may also
                   elect Vanguard Dividend Express which allows you to trans-
                   fer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Van-
                   guard Services" for more information.
-------------------------------------------------------------------------------
TAX CAUTION        Under federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund sharehold-
INVESTORS SHOULD   ers. These distributions are made to all shareholders who
ASK ABOUT THE      own Fund shares as of the distribution's record date, re-
TIMING OF          gardless of how long the shares have been owned. Purchas-
CAPITAL GAINS      ing shares just prior to the record date could have a sig-
AND DIVIDEND       nificant impact on your tax liability for the year. For
DISTRIBUTIONS      example, if you purchase shares immediately prior to the
BEFORE INVESTING   record date of a sizable capital gain or income dividend
                   distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short pe-riod of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distri-bution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about po-tential distributions before investing. The Fund's annual dividend and capital gains distributions normally occur in December. However, in some years the Fund may make a sup-plemental distribution in another month. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
-------------------------------------------------------------------------------

IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        your account is to select the options you desire when you
                   complete your Account Registration Form. IF YOU WISH TO
ESTABLISHING       ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE
OPTIONAL           VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUAR-
SERVICES           ANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-
                   662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE          For our mutual protection, we may require a signature
GUARANTEES         guarantee on certain written transaction requests. A sig-
                   nature guarantee verifies the authenticity of your signa-ture, and may be obtained from banks, brokers, and any other guarantor that Vanguard deems acceptable. A SIGNA-
                   TURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES       Share certificates will be issued upon request. If a cer-
                   tificate is lost, you may incur an expense to replace it.

BROKER-DEALER      If you purchase shares in Vanguard Funds through a regis-
PURCHASES          tered broker-dealer or investment adviser the broker-
                   dealer or adviser may charge a service fee.

CANCELLING         The Fund will not cancel any trade (e.g., a purchase, ex-
TRADES             change or redemption) believed to be authentic, received
                   in writing or by telephone, once the trade request has been received.

ELECTRONIC         You may receive a prospectus for the Fund or any of the
PROSPECTUS         Vanguard Funds in an electronic format. Please call 1-800-
DELIVERY           231-7870 for additional information or see "Other Vanguard
                   Services--Computer Access." You may also receive a paper
                   copy of the prospectus, by calling 1-800-662-7447.
-------------------------------------------------------------------------------
WHEN YOUR          Your trade date is the date on which your account is cred-
ACCOUNT WILL BE    ited. If your purchase is made by check, Federal Funds
CREDITED           wire or exchange and is received by the close of regular
                   trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) your trade date is the day of receipt.
                   If your purchase is received after the close of the Ex-change, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by
                   the clearing of foreign checks, Vanguard will only accept
                   a foreign check which has been drawn in U.S. dollars and
                   has been issued by a foreign bank with a U.S. correspon-dent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
-------------------------------------------------------------------------------

SELLING YOUR       You may withdraw any portion of the funds in your account
SHARES             by redeeming shares at any time. (Please see "Important
                   Redemption Information.") You generally may initiate a re-quest by writing or by telephoning. Your redemption pro-ceeds are normally mailed within two business days after the receipt of the request in Good Order.

SELLING BY MAIL    Requests should be mailed to VANGUARD FINANCIAL CENTER,
                   VANGUARD/ PRIMECAP FUND, P.O. BOX 1120, VALLEY FORGE, PA
                   19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard/PRIMECAP Fund, 455
                   Devon Park Drive, Wayne, PA 19087.)

                   The redemption price of shares will be the Fund's net as-
                   set value next determined after Vanguard has received all
                   required documents in Good Order.
                   -----------------------------------------------------------
DEFINITION OF      GOOD ORDER means that the request includes the following:
GOOD ORDER
                   1. The account number and Fund name.
                   2. The amount of the transaction (specified in dollars or
                      shares).
                   3. The signatures of all owners EXACTLY as they are regis-
                      tered on the account.
                   4. Any required signature guarantees.
                   5. Other supporting legal documentation that might be re-
                      quired, in the case of estates, corporations, trusts, and certain other accounts.
                   6. Any certificates you are holding for the account.

                   IF YOU HAVE ANY QUESTIONS ABOUT THIS DEFINITION AS IT PER-TAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DE-PARTMENT AT 1-800-662-2739.
                   -----------------------------------------------------------

SELLING BY         To sell shares by telephone, you or your pre-authorized
TELEPHONE          representative may call our Client Services Department at
                   1-800-662-2739. The proceeds will be sent to you by mail.
                   PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calen-
                   dar days following any expedited address change to your
                   account. An expedited address change is one that is made
                   by telephone, by Vanguard Online, or in writing, without
                   the signatures of all account owners. Please see "Impor-
                   tant Information About Telephone Transactions."
                   -----------------------------------------------------------

SELLING BY FUND    If you select the Fund Express Automatic Withdrawal op-
EXPRESS            tion, money will be automatically moved from your Vanguard
                   Fund account to your bank account according to the sched-
Automatic          ule you have selected. The Special Redemption option lets
Withdrawal &       you move money from your Vanguard account to your bank ac-
Special            count on an "as needed" basis. To establish these Fund Ex-
Redemption         press options, please call 1-800-662-7447 for a Fund Ex-
                   press application. We will send you a confirmation of your
                   Fund Express enrollment after you complete and return this form; please wait two weeks before using the service.
                   -----------------------------------------------------------
SELLING BY         You may sell shares of the Fund by making an exchange into
EXCHANGE           another Vanguard Fund account. Please see "Exchanging Your
                   Shares" for details.
                   -----------------------------------------------------------
IMPORTANT          Shares purchased by check or Fund Express may be redeemed
REDEMPTION         at any time. However, your redemption proceeds will not be
INFORMATION        paid until payment for the purchase is collected, which
                   may take up to ten calendar days.
                   -----------------------------------------------------------
DELIVERY OF        Redemption requests received by telephone prior to the
REDEMPTION         close of regular trading on the New York Stock Exchange
PROCEEDS           (generally 4:00 p.m. Eastern time) are processed on the
                   day of receipt and the redemption proceeds are normally sent on the following business day.

                   Redemption requests received by telephone after the close of the Exchange are processed on the business day follow-ing receipt and the proceeds are normally sent on the sec-ond business day following receipt.

                   Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as de-scribed above in "Important Redemption Information."

                   If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Van-guard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Directors determines that it would be det-
                   rimental to the best interests of the Fund's remaining
                   shareholders to make payment in cash, the Fund may at re-
                   demption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                   -----------------------------------------------------------
VANGUARD'S         If you make a redemption from a qualifying account, Van-
AVERAGE COST       guard will send you an Average Cost Statement which pro-
STATEMENT          vides you with the tax basis of the shares you redeemed.
                   Please see "Statements and Reports" for additional infor-
                   mation.
                   -----------------------------------------------------------

LOW BALANCE FEE    Due to the relatively high cost of maintaining smaller ac-
AND MINIMUM        counts, the Fund will automatically deduct a $10 annual
ACCOUNT BALANCE    fee from non-retirement accounts with balances falling be-
REQUIREMENT        low $2,500 ($500 for Uniform Gifts/Transfers to Minor Act
                   accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                   In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total in-vestment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the reg-istered shareholder.


                   Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets
                   (i.e., a decline in a Fund's net asset value).
-------------------------------------------------------------------------------

EXCHANGING YOUR    Should your investment goals change, you may exchange your
SHARES             shares of Vanguard/PRIMECAP Fund for those of other avail-
                   able Vanguard Funds.

EXCHANGING BY      When exchanging shares by telephone, please have ready the
TELEPHONE          Fund name, account number, Social Security Number or Em-
                   ployer Identification number listed on the account and ex-
Call Client        act name and address in which the account is registered.
Services (1-800-   Only the registered shareholder, or his or her pre-autho-
662-2739)          rized representative, may complete such an exchange. Re-
                   quests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00
                   p.m. Eastern time) are processed at the close of business
                   that same day. Requests received after the close of the
                   Exchange are processed the next business day. TELEPHONE
                   EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RETIREMENT IN-
                   VESTMENTS IN VANGUARD BALANCED INDEX FUND, VANGUARD INDEX
                   TRUST, VANGUARD REIT INDEX PORTFOLIO, VANGUARD INTERNA-
                   TIONAL EQUITY INDEX FUND AND THE VANGUARD GROWTH AND IN-
                   COME PORTFOLIO OF VANGUARD QUANTITATIVE PORTFOLIOS. If you
                   experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail,
                   and it will be implemented at the closing net asset value
                   on the date received by Vanguard provided the request is
                   received in Good Order.
                   -----------------------------------------------------------
EXCHANGING BY      Please be sure to include on your exchange request the
MAIL               name and account number of your current Fund, the name of
                   the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                   holders. Send your request to VANGUARD FINANCIAL CENTER,
                   VANGUARD/PRIMECAP FUND, P.O. BOX 1120, VALLEY FORGE, PA
                   19482. (For express or registered mail, send your request
                   to Vanguard Financial Center, Vanguard/PRIMECAP Fund, 455
                   Devon Park Drive, Wayne, PA 19087.)
                   -----------------------------------------------------------
IMPORTANT          Before you make an exchange, you should consider the fol-
EXCHANGE           lowing:
INFORMATION
                   . Please read the Fund's prospectus before making an ex-
                     change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                   . An exchange is treated as a redemption and a purchase.
                     Therefore, you could realize a taxable gain or loss on the transaction.

                   . Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.

                   . The shares to be exchanged must be on deposit and not
                     held in certificate form.

                   . New accounts are not currently accepted in the
                     Vanguard/Windsor Fund.

                   . The redemption price of shares redeemed by exchange is
                     the net asset value next determined after Vanguard has received the required documentation in Good Order.

                   . When opening a new account by exchange, you must meet
                     the minimum investment requirement of the new Fund.

                   Every effort will be made to maintain the exchange privi-lege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                   The exchange privilege is only available in states in
                   which the shares of the Fund are registered for sale. The
                   Fund's shares are currently registered for sale in all 50
                   states and the Fund intends to maintain such registration.
-------------------------------------------------------------------------------
EXCHANGE           The Fund's exchange privilege is not intended to afford
PRIVILEGE          shareholders a way to speculate on short-term movements in
LIMITATIONS        the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive ex-change activity.

                   Exchange activity generally will not be deemed excessive
                   if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT
                   LEAST 30 DAYS APART) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund re-
                   serves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio
                   management.
-------------------------------------------------------------------------------
IMPORTANT          The ability to initiate redemptions (except wire redemp-
INFORMATION        tions) and exchanges by telephone is automatically estab-
ABOUT TELEPHONE    lished on your account unless you request in writing that
TRANSACTIONS       telephone transactions on your account not be permitted.

                   To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                   1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                   2. PAYMENT POLICY. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                   Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by tele-phone, provided that reasonable security procedures have been followed. Vanguard believes that the security proce-dures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-------------------------------------------------------------------------------

TRANSFERRING       You may transfer the registration of any of your Fund
REGISTRATION       shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                   VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                   The request must be in Good Order. Before mailing your re-
                   quest, please call our Client Services Department (1-800-
                   662-2739) for full instructions.
-------------------------------------------------------------------------------
STATEMENTS AND     Vanguard will send you a confirmation statement each time
REPORTS            you initiate a transaction in your account except for
                   checkwriting redemptions from Vanguard money market ac-counts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                   Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable ac-counts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Serv-ices Department (1-800-662-2739) for information.

                   Financial reports on the Fund will be mailed to you
                   semiannually, according to the Fund's fiscal year-end.
-------------------------------------------------------------------------------
OTHER VANGUARD     For more information about any of these services, please
SERVICES           call our Investor Information Department at 1-800-662-
                   7447.

VANGUARD DIRECT    With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE    ment checks (including Social Security and military pen-
                   sion checks) and private payroll checks may be automati-cally deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD           Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC          money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE   instance, the service can be used to "dollar cost average"
                   from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND      Vanguard's Fund Express allows you to transfer money be-
EXPRESS            tween your Fund account and your account at a bank, sav-
                   ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD           Vanguard's Dividend Express allows you to transfer your
DIVIDEND EXPRESS   dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Au-tomated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our In-vestor Information Department (1-800-662-7447) for a Van-guard Dividend Express application.

VANGUARD           Vanguard's Tele-Account is a convenient, automated service
TELE-ACCOUNT       that provides share price, price change and yield quota-
                   tions on Vanguard Funds through any TouchToneTM telephone.
                   This service also lets you obtain information about your account balance, your last transaction, and your most re-cent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                   Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-
                   800-662-6273). A brochure offering detailed operating in-structions is available from our Investor Information De-partment (1-800-662-7447).

COMPUTER ACCESS

VANGUARD ONLINE    Vanguard Online allows you to obtain information via your
KEYWORD:           personal computer on Fund share price, yield, and total
vanguard           return. Vanguard Online is offered through America Online
                   (AOL). To establish an AOL account, call 1-800-238-6336.


VANGUARD ON THE    Vanguard sponsors an education-oriented website offering
WORLD WIDE WEB     news and information about Vanguard Funds and services, as
http:/www.         well as interactive, easy-to-use investment planning
vanguard.com       tools.
-------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

[LOGO OF VANGUARD PRIMECAP FUND APPEARS HERE]

---------------

THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION  DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES  DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR  24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATIONS  SERVICE FOR THE  HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

                [LOGO OF VANGUARD PRIMECAP FUND APPEARS HERE]

                              P R O S P E C T U S

                              APRIL 18, 1997




            [LOGO OF A MEMBER OF THE VANGUARD GROUP APPEARS HERE]

PO59

                                    PART B

                            VANGUARD/PRIMECAP FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                              APRIL 18, 1997

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 18, 1997). To obtain the Prospectus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies........................................................  B-1
Investment Limitations.....................................................  B-4
Purchase of Shares.........................................................  B-5
Redemption of Shares.......................................................  B-5
Management of the Fund.....................................................  B-7
Yield and Total Return..................................................... B-10
Performance Measures....................................................... B-10
Investment Advisory Services............................................... B-12
Portfolio Transactions..................................................... B-13
Financial Statements....................................................... B-15

                              INVESTMENT POLICIES

FUTURES CONTRACTS AND OPTIONS

  The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and under-lying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. As-sets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price de-clines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures con-tracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

  ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice ex-ceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unreg-istered securities that can be sold to "qualified institutional buyers" in ac-cordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addi-tion, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin require-ments at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures con-tracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss fre-quently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had in-vested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or re-lated option. Additionally, investments in futures contracts and options in-volve the risk that the investment adviser will incorrectly predict stock mar-ket trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any un-recognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, gains from the sale of securi-ties or foreign currencies, or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would oth-erwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                            INVESTMENT LIMITATIONS

  The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")). The Fund may not under any circumstances:

    1) Invest for the purpose of exercising control of management of any com-pany;

    2) With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

    3) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets ap-proved by the Fund's shareholders or otherwise to the extent permitted by
  Section 12 of the 1940 Act. The Fund will invest only in investment compa-nies which have investment objectives and investment policies consistent with those of the Fund;

    4) Engage in the business of underwriting securities issued by other per-sons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

    6) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might other-wise require the untimely disposition of securities, in an amount not ex-ceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional invest-ments;

    7) Invest in commodities (except that the Fund may invest in futures con-tracts and options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and options at any time) or real estate although the Fund may purchase and sell securities of companies which deal in real estate, or interests there-in;

    8) Purchase securities on margin or sell any securities short except as specified above in investment limitation No. 7;

    9) Purchase or retain any security if (i) one or more Officers, Directors or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securi-ties of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities;

    10) Make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation de-scribed in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;

    11) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

    12) Invest more than 25% of the value of its total assets in any one in-dustry.

  Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other fi-nancial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the busi-ness of providing, at-cost, management, administrative, distribution or re-lated services to the Fund and other investment companies. See "Management of the Fund."

  The above-mentioned limitations are considered at the time investment secu-rities are purchased.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ings of its shares, (ii) to reject purchase and exchange purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other re-strictions on initial and subsequent investments for certain fiduciary ac-counts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or l% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Fund" and a redeeming shareholder would normally incur brokerage expenses if he converted these se-curities to cash.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securi-ties held by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Of-ficers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and               JOHN C. SAWHILL, Director
Director*                                  President and Chief Executive
 Chairman and Director of The              Officer of The Nature Conservancy;
 Vanguard Group, Inc., and of each         formerly, Director and Senior
 of the investment companies in The        Partner, McKinsey & Co., and
 Vanguard Group; Director of The           President, New York University;
 Mead Corporation, General Accident        Director of Pacific Gas and
 Insurance and Chris-Craft                 Electric Company, Procter & Gamble
 Industries, Inc.                          Company and NACCO Industries.

JOHN J. BRENNAN, President, Chief         JAMES O. WELCH, JR., Director
Executive Officer & Director*              Retired Chairman of Nabisco Brands,
 President, Chief Executive Officer        Inc., retired Vice Chairman and
 and Director of The Vanguard Group,       Director of RJR Nabisco; Director
 Inc., and of each of the investment       of TECO Energy, Inc. and Kmart
 companies in The Vanguard Group.          Corporation.

ROBERT E. CAWTHORN, Director              J. LAWRENCE WILSON, Director
 Chairman Emeritus and Director of         Chairman and Chief Executive
 Rhone-Poulenc Rorer, Inc.; Director       Officer of Rohm & Haas Company;
 of Sun Company, Inc.; Director of         Director of Cummins Engine Company
 Westinghouse Electric Corporation.        and Trustee of Vanderbilt
                                           University.
BARBARA BARNES HAUPTFUHRER, Director
 Director of The Great Atlantic and       RAYMOND J. KLAPINSKY, Secretary*
 Pacific Tea Company, ALCO Standard        Senior Vice President and Secretary
 Corp., Raytheon Company, Knight-          of The Vanguard Group, Inc.;
 Ridder, Inc., and Massachusetts           Secretary of each of the investment
 Mutual Life Insurance Co. and             companies in The Vanguard Group.
 Trustee Emerita of Wellesley
 College.                                 RICHARD F. HYLAND, Treasurer*
                                           Treasurer of The Vanguard Group,
BRUCE K. MACLAURY, Director                Inc. and of each of the investment
 President Emeritus of The Brookings       companies in The Vanguard Group.
 Institution; Director of American
 Express Bank, Ltd., The St. Paul         KAREN E. WEST, Controller*
 Companies, Inc. and National Steel        Principal of The Vanguard Group,
 Corporation.                              Inc.; Controller of each of the
                                           investment companies in The
BURTON G. MALKIEL, Director                Vanguard Group.
 Chemical Bank Chairman's Professor
 of Economics, Princeton University;       --------
 Director of Prudential Insurance          *Officers of the Fund are "inter-
 Co. of America, Amdahl Corporation,       ested persons" as defined in the
 Baker Fentress & Co., The Jeffrey         Investment Company Act of 1940.
 Co. and Southern New England
 Communications Company.

ALFRED M. RANKIN, JR., Director
 Chairman, President, and Chief
 Executive Officer of NACCO
 Industries, Inc.; Director of The
 BFGoodrich Company and The Standard
 Products Company.


  Vanguard/PRIMECAP Fund is a member of The Vanguard Group of Investment Com-panies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtu-ally all of their corporate management, administrative and distribution serv-ices. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Fund's Officers are also officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts of which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's rela-tive net assets and its contribution to Vanguard's capital. At December 31, 1996, the Fund had contributed capital of $376,000 to Vanguard, representing 1.9% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Van-guard Fund may contribute to Vanguard's capitalization.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1996, the Fund's share of Vanguard's actual net costs of opera-tion relating to management and administrative services (including transfer agency) totaled approximately $10,384,000.

DISTRIBUTION

  Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Van-guard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contri-bution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1996, the Fund paid approximately $829,000 of the Group's distribution and marketing expenses.

INVESTMENT ADVISORY SERVICES

  Vanguard provides the Total International Portfolio of Vanguard STAR Fund, Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, the several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, several Portfo-lios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Treasury Fund, Vanguard Balanced Index Fund, Vanguard REIT Index Portfolio of Vanguard Specialized Portfolios, Van-guard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Index Trust, Vanguard International Equity Index Fund a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff em-ployed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an Officer, an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. During the year ended December 31, 1996 the Fund paid approximately $12,000 in fees to its non-interested Directors. Directors who are also Offi-cers receive no remuneration for their services as Directors. The Fund's Offi-cers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund (and each other Fund in the Group), for its proportionate share of Offi-cers' and employees' salaries and retirement benefits. The Fund's proportion-ate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approximately $113,755.

  Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its Retirement Plan, Vanguard contributes annu-ally an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Un-der its Thrift Plan, all eligible officers are permitted to make pre-tax con-tributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's propor-tionate share of retirement contributions made by Vanguard under its retire-ment and thrift plans on behalf of all Officers of the Fund, as a group, dur-ing the 1996 fiscal year was approximately $2,850.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1996.

                            VANGUARD/PRIMECAP FUND
                              COMPENSATION TABLE

                                                                       TOTAL
                                             PENSION OR             COMPENSATION
                                             RETIREMENT  ESTIMATED    FROM ALL
                                              BENEFITS     ANNUAL     VANGUARD
                                AGGREGATE    ACCRUED AS   BENEFITS   FUNDS PAID
                               COMPENSATION PART OF FUND    UPON         TO
NAMES OF DIRECTORS              FROM FUND     EXPENSES   RETIREMENT DIRECTORS(2)
------------------             ------------ ------------ ---------- ------------
John C. Bogle(1)..............       --          --           --          --
John J. Brennan(1)............       --          --           --          --
Barbara Barnes Hauptfuhrer....    $1,339        $208      $15,000     $65,000
Robert E. Cawthorn............    $1,339        $173      $13,000     $65,000
Bruce K. MacLaury.............    $1,448        $204      $12,000     $60,000
Burton G. Malkiel.............    $1,339        $139      $15,000     $65,000
Alfred M. Rankin, Jr..........    $1,339        $109      $15,000     $65,000
John C. Sawhill...............    $1,339        $130      $15,000     $65,000
James O. Welch, Jr............    $1,339        $160      $15,000     $65,000
J. Lawrence Wilson............    $1,339        $115      $15,000     $65,000

--------

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended December 31, 1996 was 0.54%.

  The average annual total return of the Fund for the one-, five- and ten-year periods ended December 31, 1996 was +18.31%, +18.10% and +15.02%, respective-ly. Total return is computed by finding the average compounded rate of return over the periods set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the invest-ment.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of the Vanguard Group, including Van-guard/ PRIMECAP Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly-is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. treasury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high-grade general-obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed-rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX--is a mar-ket-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

  Advertisements which refer to the use of the Fund as a potential investment for Individual Retirement Accounts may quote a total return based upon com-pounding of dividends on which it is presumed no Federal income tax applies.

  In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not iden-tical to the Fund's portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to cal-culate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                         INVESTMENT ADVISORY SERVICES

  The Fund employs PRIMECAP Management Company (the "Adviser") under an in-vestment advisory agreement dated as of May 1, 1993 to manage the investment and reinvestment of the assets of the Fund and to continuously review, super-vise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Directors of the Fund.

  The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $25 million...................................................... .750%
   Next $225 million...................................................... .500%
   Next $250 million...................................................... .375%
   Over $500 million...................................................... .250%

  During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid investment advisory fees of approximately $3,882,000, $7,700,000 and $10,439,000 respectively.

  The agreement will continue until April 30, 1996 and will be renewable thereafter for successive one-year periods, only if each renewal is specifi-cally approved by a vote of the Fund's Board of Directors, including the af-firmative votes of a majority of the Directors who are not parties to the con-tract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approv-al. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be ef-fected only if approved by the affirmative vote of a majority of the outstand-ing voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding vot-ing securities on 60 days' written notice to the Adviser, or (2) by the Ad-viser upon 90 days' written notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    (i) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

    (ii) A change in the terms of an advisory agreement; and

    (iii) The continued employment of an existing adviser on the same advi-sory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

  Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The officers of the Fund have worked out alternative arrangements with state authorities which do not require an expense guarantee.

  The Adviser is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman, Mitchell John Milias, President and Treasurer, and Theofanis Anastasios Kolokotrones, Senior Vice President and Secretary.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and di-rects the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commis-sion which provides the most favorable total cost or proceeds reasonably ob-tainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Adviser to the Fund.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services re-lated to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular trans-action, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid approximately $815,001, $1,423,618 and $1,475,231 in brokerage commis-sions, respectively.

  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended December 31, 1996, in-cluding the financial highlights for each of the five years in the period ended December 31, 1996, appearing in the Vanguard/PRIMECAP Fund's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, inde-pendent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                    PART C

                         VANGUARD/PRIMECAP FUND, INC.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

  The Registrant's audited financial statements for the year ended December 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:

   1. Statement of Net Assets as of December 31, 1996.

   2. Statement of Operations for the year ended December 31, 1996.

   3. Statement of Changes in Net Assets for the years ended December 31, 1995 and 1996.

   4. Financial Highlights for each of the five years in the period ended De-cember 31, 1996. (also appearing in the Prospectus along with previous years)
   5. Notes to Financial Statements.
   6. Report of Independent Accountants.

  (B) EXHIBITS

   1. Articles of Incorporation**
   2. By-Laws of Registrant**
   3. Not Applicable
   4. Not Applicable
   5. Not Applicable
   6. Not Applicable
   7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
   8. Form of Custody Agreement**
   9. Form of Vanguard Service Agreement**
  10. Opinion of Counsel**
  11. Consent of Independent Accountants*
  12. Financial Statements--reference is made to (a) above
  13. Not Applicable
  14. Not Applicable
  15. Not Applicable
  16. Schedule for Computation of Performance Quotations*
  27. Financial Data Schedule*
--------
 * Filed herewith
** Previously filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  As of December 31, 1996 there were 187,508 shareholders.

ITEM 27. INDEMNIFICATION

  Reference is made to Article XI of Registrant's Articles of Incorporation.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of ap-propriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the fi-nal adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Reference is made to the caption "Investment Adviser" in the Prospectus con-stituting Part A of this Registration Statement and "Investment Advisory Serv-ices" in Part B of this Registration Statement.

  Listed below are the names of the sole owners of PRIMECAP Management Compa-ny, who have no affiliation with the Registrant. The business address of each owner is: 225 South Lake Avenue, Pasadena, California 91101.

                                                        BUSINESS AND OTHER
   NAME                                            CONNECTIONS WITH THE ADVISER
   ----                                            ----------------------------
   Howard B. Schow................................  Chairman and Director
   Mitchell J. Milias.............................  Vice Chairman and Director
   Theo A. Kolokotrones...........................  President and Director
   Joel P. Fried..................................  Senior Vice President
   F. Jack Liebau, Jr. ...........................  Vice President
   Ralph V. Raulli................................  Vice President

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) None
  (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsyl-vania 19482; and the Registrant's Custodian, State Street Bank and Trust Com-pany, 225 Franklin Street, Boston, Massachusetts 02105.

ITEM 31. MANAGEMENT SERVICES

  Other than the Amended and Restated Funds' Service Agreement with The Van-guard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

  Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Regis-trant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

  Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVEST-MENT COMPANY ACT OF 1940, THE REGISTRANT HEREBY CERTIFIES THAT IT MEETS THE REQUIREMENTS FOR EFFECTIVENESS PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THIS REGIS-TRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYL-VANIA, ON THE 11TH DAY OF APRIL, 1997.

                                          PRIMECAP Fund, Inc.


                                          By:  /s/[SIGNATURE APPEARS HERE]
                                              --------------------------------
                                                  (RAYMOND J. KLAPINSKY)

                                                   JOHN J. BRENNAN,
                                              PRESIDENT AND CHIEF EXECUTIVE
                                                       OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFEC-TIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOL-LOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

             SIGNATURES                        TITLE                 DATE
             ----------                        -----                 ----
By:  /s/[SIGNATURE APPEARS HERE]        Chairman of the         April 11, 1997
    ---------------------------------   Board and Director
       (RAYMOND J. KLAPINSKY)
           JOHN C. BOGLE*


By:  /s/[SIGNATURE APPEARS HERE]        President, Director     April 11, 1997
    ---------------------------------   and Chief Executive
       (RAYMOND J. KLAPINSKY)           Officer
          JOHN J. BRENNAN*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         ROBERT E. CAWTHORN*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
       BARBARA B. HAUPTFUHRER*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         BRUCE K. MACLAURY*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         BURTON G. MALKIEL*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
       ALFRED M. RANKIN, JR.*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
        JAMES O. WELCH, JR.*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
          JOHN C. SAWHILL*


By:  /s/[SIGNATURE APPEARS HERE]        Director                April 11, 1997
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         J. LAWRENCE WILSON*


By:  /s/[SIGNATURE APPEARS HERE]        Treasurer and           April 11, 1997
    ---------------------------------   Principal Financial
       (RAYMOND J. KLAPINSKY)           Officer and
         RICHARD F. HYLAND*             Accounting Officer


* By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorpo-rated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants.................................... Ex-99.B11
Schedule for Computation of Performance Quotations.................... Ex-99.B16
Financial Data Schedule...............................................     Ex-27